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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) October 10, 2002
                                                      --------------------------


             M&I Dealer Auto Finance, LLC/M&I Auto Loan Trust 2002-1
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


     333-76406-01                                 36-2042850
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(Commission File Number)       (Registrant's I.R.S. Employer Identification No.)


                 770 N. Water Street, Milwaukee, Wisconsin 53202
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               (Address of Principal Executive Offices)(Zip Code)


                                 (414) 765-7801
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Automobile Receivable-Backed Notes, Class A-2 Automobile Receivable-Backed Notes, Class A-3 Automobile Receivable-Backed Notes, Class A-4 Automobile Receivable-Backed Notes and Class B Automobile Receivable-Backed Notes by M&I Auto Loan Trust 2002-1 described in the Final Prospectus Supplement dated September 26, 2002.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.


Exhibit
  No.       Document Description
-------     --------------------

8.1         Opinion of Mayer, Brown, Rowe & Maw with respect to tax matters

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2002
                                       M&I DEALER AUTO SECURITIZATION, LLC

                                       By: /s/ Donald H. Wilson
                                           ----------------------------
                                       Name:   Donald H. Wilson
                                       Title:  President